[LOGO OF EATON VANCE     Mutual Funds               [PHOTO OF STATUE OF LIBERTY
 APPEARS HERE]           For People                  APPEARS HERE]
                         Who Pay
                         Taxes

                                  EATON VANCE
                                  TAX-MANAGED
                                    GROWTH
                                     FUND

Annual Report December 31, 1998


[PHOTO OF WALL STREET SIGN POST
 APPEARS HERE]



[PHOTO OF CALCULATOR & FORM 1120 INCOME TAX
 APPEARS HERE]

Eaton Vance Tax-Managed Growth Fund as of December 31, 1998

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO OF JAMES B. HAWKES
 APPEARS HERE]

James B. Hawkes
President


The fiscal year-end for Eaton Vance Tax-Managed Growth Fund has changed from October 31 to December 31. In the two-month period from October 31, 1998 to December 31, 1998, Eaton Vance Tax-Managed Growth Fund had a total return of 13.4% for Class A shares, 13.2% for Class B shares, and 13.2% for Class C shares. /1/ For Class A, this return resulted from an increase in net asset value (NAV) to $19.44 per share on December 31, 1998 from $17.15 per share on October 31, 1998. For Class B, NAV increased to $19.10 from $16.87, and for Class C, to $18.38 from $16.24. These returns compared very favorably to the average total return in the Lipper Growth Funds Category, which was 14.6% during the same period.*

Dramatic volatility characterized the market this year ...

This year saw unprecedented extremes in the stock market. After posting heavy losses from August to early October, the stock market performed strongly in the fourth quarter. Investor confidence, bolstered by the Federal Reserve Board's interest rate cuts, modest economic growth, and low inflation, kept stock valuations relatively high, despite the signs of weakness in corporate profits. By year-end, all major indices had continued an impressive 4-year streak of double-digit gains.

 ...While providing opportunities for the tax-conscious investor...

In such a turbulent environment, most actively managed mutual funds not focused specifically on tax efficiency typically had a high rate of turnover and, subsequently, higher taxable distributions to shareholders. Eaton Vance Tax-Managed Growth Fund, however, aims to provide high after-tax returns, and its management employs a style that is consistent with this objective.

Volatility in the stock market can be troubling, but Eaton Vance believes that, as a normal and even healthy part of the investment process, it can also present good opportunities for long-term investors. Beginning on the following page, Portfolio Manager Duncan W. Richardson discusses the past 12 months and offers his outlook for the year ahead.


                                              Sincerely,
                                              James B. Hawkes


                                              /s/ James B. Hawkes

                                              President
                                              February 1, 1999


--------------------------------------------------------------------------------
Fund Information
as of December 31, 1998

Performance/2/                                       Class A   Class B   Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                               25.4%     24.5%    24.3%
Life of Fund+                                          27.4      26.4     28.7

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                               18.2%     19.5%    23.3%
Life of Fund+                                          24.7      25.5     28.7

+Inception dates: Class A and Class B: 3/28/96; Class C: 8/2/96


Ten Largest Equity Holdings/3/
--------------------------------------------------------------------------------
By total net assets

Lexmark International Group, Inc.                                       2.1%
Xerox Corp.                                                             1.8
Home Depot, Inc. (The)                                                  1.8
Albertson's, Inc.                                                       1.7
Automatic Data Processing, Inc.                                         1.7
SunAmerica, Inc.                                                        1.7
Unilever ADR                                                            1.6
Omnicom Group, Inc.                                                     1.5
Johnson & Johnson Co.                                                   1.5
Gillette Co.                                                            1.5

* It is not possible to invest directly in a Lipper Category or an Index. /1/These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. /2/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5%
 - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. /3/ As of 12/31/98. Ten largest holdings accounted for 16.9% of the Portfolio's investments. Holdings are subject to change. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Tax-Managed Growth Fund as of December 31, 1998

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

An interview with Duncan W. Richardson,
Vice President and Portfolio Manager of
Tax-Managed Growth Portfolio


[PHOTO OF DUNCAN W. RICHARDSON
 APPEARS HERE]

Duncan W. Richardson
Portfolio Manager

Q: Duncan, what can you tell us about the extreme highs and lows of the stock market over the past year?

A: The market volatility that began in 1997 was amplified in 1998. At this time last year, we were talking about the concern that the Asian economies would be collapsing. That fear turned out to be well-founded, but the U.S. market rallied dramatically between January and April. An already high valuation range for stocks was stretched to historic levels. With higher valuation levels comes higher risk. In this environment, any external shock can have an amplified effect on the market. We have seen overreactions to political developments, the economic slowdowns overseas, the risk of currency devaluations, and the deflationary threat. All have swung the market wildly in the past year.

Q:   How did the Portfolio perform in this context?

A: Overall, we have continued to do quite well despite increasing volatility in the marketplace. Year in and year out, our goal is to be in the top quintile of pre-tax performance for all growth funds, and the top decile for after-tax performance.

     Our Fund "corrected" in line with the rest of the market. While it slightly lagged the S&P 500 Index for the year, we've actually done better than some of our more aggressive competitors whose portfolios are more concentrated, that is, less diversified, than ours. Our style tends to benefit from some volatility.

Q:   Is there one factor that drives the performance of this Portfolio?

A: The performance of the Portfolio can't be attributed to one particular stock or one particular sector. How the Portfolio performs depends more on our ability to correctly evaluate the earnings potential of scores of quality growth companies. We have an extremely well-seasoned team of analysts, averaging 16 years of experience in their areas of research. Strong research is central to Eaton Vance's fundamental approach to growth stock investing.

     As a growth fund, we look for companies with a history of strong earnings and future growth potential. We are disciplined and don't want to overpay for earnings that might not be delivered. The turbulent economic environment around the world puts corporate earnings at risk. Companies have been lowering their guidance for earnings, and as a result there have been some dramatic devaluations of individual stocks and sectors. We have used this near-term fear and uncertainty to our advantage, taking the opportunity to invest when our favored stocks were "on sale."

     We are patient in accumulating positions in companies that can grow their earnings over a 5-year investment horizon. An "ideal" entry point is one where we have the expectation of the stock doubling over a 5-year period. A good example of this is Gillette Corporation, in which we have built a position over the past several months. We've been able to buy it recently at prices where we think it makes a good deal of long-term investment sense.

Q:   How do you decide when to sell a stock?

A: Our "selling discipline" is a key factor in the success of our management style. As a rule, we seek to avoid selling highly appreciated securities that would result in capital gains. Generally, if the market price of a purchased stock in the Portfolio has underperformed by 10% or more from our tax cost, we will consider selling the stock and taking a loss. This is a good investment practice to preserve capital and it also makes sense with regard to taxes. Taking a limited loss by selling stock allows us

Eaton Vance Tax-Managed Growth Fund as of December 31, 1998

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

     to offset gains taken elsewhere, thereby limiting or eliminating any yearly capital gains distributions.

     Selling an underperforming stock gives us a better perspective from which to reevaluate both our original investment case and the company's current fundamentals. Often, with emotion-driven volatility, we've had opportunities to buy back a stock at a lower price than when we sold it. We generally want to own stocks for a minimum of five years, so we can easily sit out of an investment for 30 days. Our selling discipline helps keep the Fund in the right investments at the right prices and add to the tax efficiency of our results.

Q:   What about a selling discipline for your "winners?"

A: As a rule, we try not to sell highly appreciated securities that would result in capital gains. That said, if an individual stock grows to constitute too large a portion of the Portfolio, or if there has been a deterioration in the company's fundamentals, I will generally try to lower the Portfolio's exposure to that stock. We make every effort to ensure that any gains are taken from the most favorable tax lots. This is to minimize any annual distributions to our shareholders.

Q: Earlier you referred to the Portfolio as more diversified than some of its competitors. Would you elaborate?

A: Certainly. There are other funds that focus more on specific sectors and have higher concentrations in individual stocks. However, we don't radically overweight or underweight any particular sector, and our top holdings tend to be less concentrated versus other funds. We view diversification as a partial shock absorber. Equity investors must take some market risk in order to participate in the higher returns equities can offer, but my mantra for this Fund is "No unnecessary risks." We attempt to minimize our stock-specific and sector-specific risks.

     Our active management style is another factor that distinguishes this Portfolio from passively managed index funds and other "momentum"-style funds. A passive fund "automatically" buys securities based on market capitalizations, without regard to fundamentals or prices. Active management allows us to try to take advantage of market volatility, rather than become a victim of it.

Q: What can you tell us about one of the Portfolio's top holdings, Automatic Data Processing, Inc.?

A: This is a great example of a growth stock. We believe that over the long haul, stock prices follow earnings. ADP has one of the best track records for double-digit earnings growth, and we believe that the earnings stream will continue to grow. As a long-term investor, that's exactly what we're looking for.. As long as the company's growth continues, we will remain as investors. While the stock has done well, at less than 2% of the Portfolio, I'm not yet worried about too much stock-specific risk in Automatic Data, especially since its fundamentals have remained on track.

Q: It seems there has been an increased awareness of tax-managed investing lately. Why is that so?

A: Thinking about taxes is something people should do more than once or twice a year. In many mutual funds, high equity returns over the past few years, combined with an increase in momentum-driven, high-turnover portfolio management, have produced enormous taxable distributions. Taxable investors have seen huge tax bills drag down their actual mutual fund returns over the past three or four years. This year could be even more interesting and painful. It may be a lower-return year, but market volatility has led to a lot more turnover in many funds, which may kick out high distributions despite modest returns.

     New mutual fund rating organizations have realized that the tax efficiency of funds is very important to investors with assets outside of

Eaton Vance Tax-Managed Growth Fund as of December 31, 1998

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

     qualified plans. The after-tax performance difference between a fund that is tax-efficient and one that is not can be more than 2% per year. This may not sound like much, but, compounded over a long period of time, the difference between losing 2% in taxes every year versus deferring those taxes and allowing those returns to compound tax-free, can be substantial.

Q:   What is Eaton Vance's background in tax-managed investing?

A: Eaton Vance has incorporated the principles of tax-managed investing for private clients for decades. We have been managing mutual funds that focus on after-tax returns for over 30 years. There are several other tax-managed funds starting up, but none have Eaton Vance's depth of experience in using an active management, research-driven approach. Tax-Managed Growth Portfolio is the largest pool of actively managed, tax-efficient mutual fund assets in the industry. The principles of tax-efficient investing guide our general investment approach for building wealth for our clients over a long period of time: 1) having exposure to the equity market, which historically has provided the highest inflation-adjusted returns; 2) holding on to companies whose business and earnings can continue to grow; and 3) taking losses early to preserve capital.

Q:   What do you see happening in the year ahead?

A: Well, I can essentially repeat my comments from last year, when I predicted somewhat lower equity returns in 1998 and more volatility in the stock market. Historically high valuations and the dominance of many passive and short-term investors in the market should ensure continued volatility. We continue to anticipate a levelling off of equity market returns to the historic average of 10% per year. It's important to remember that stock prices will reflect the earnings power of individual companies, and evaluating these earnings, not predicting markets, is our main focus.

     We expect that downside earnings surprises will continue to play a role through 1999, especially in certain industries as companies spend an increasing amount to fix the Year 2000 computer problem. There are a number of other potentially negative influences on corporate earnings that will require constant monitoring by our research staff. Overall, we will aim to keep the Portfolio's volatility low through its diversified structure and our buy and sell disciplines.

     Our entire research staff and I remain grateful to our fellow shareholders, new and old, for their continued participation in Tax-Managed Growth Portfolio. Those who purchased shares recently have had a bumpy few quarters. As always, our goal is to make the best risk/reward investment decisions in any market environment that we encounter. Long-term investing success takes patience and persistence, and we are pleased that our shareholders have placed their confidence in us to help them meet their objectives.

Eaton Vance Tax-Managed Growth Fund as of December 31, 1998

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in Eaton Vance Tax-Managed Growth Fund, Class A vs.
Standard & Poor's 500 Index*

March 31, 1996 -- December 31, 1998

    Date               Fund/NAV               Fund/MOP             S&P 500
    ----               --------               --------             -------

 3/31/96                $10,000                 $9,422             $10,000
 4/30/96                $10,282                 $9,687             $10,154
 5/31/96                $10,503                 $9,896             $10,405
 6/30/96                $10,543                 $9,934             $10,448
 7/31/96                $10,050                 $9,469              $9,991
 8/31/96                $10,342                 $9,744             $10,199
 9/30/96                $10,956                $10,322             $10,772
10/31/96                $11,237                $10,588             $11,073
11/30/96                $12,042                $11,346             $11,905
12/31/96                $11,831                $11,147             $11,669
 1/31/97                $12,525                $11,801             $12,403
 2/28/97                $12,435                $11,716             $12,496
 3/31/97                $12,052                $11,355             $11,982
 4/30/97                $12,676                $11,943             $12,703
 5/31/97                $13,471                $12,692             $13,467
 6/30/97                $14,090                $13,275             $14,073
 7/31/97                $15,227                $14,346             $15,194
 8/31/97                $14,583                $13,739             $14,342
 9/30/97                $15,378                $14,489             $15,126
10/31/97                $14,816                $13,959             $14,626
11/30/97                $15,250                $14,368             $15,299
12/31/97                $15,644                $14,739             $15,561
 1/31/98                $15,704                $14,796             $15,739
 2/28/98                $16,956                $15,975             $16,868
 3/31/98                $17,773                $16,746             $17,730
 4/30/98                $18,076                $17,031             $17,914
 5/31/98                $17,521                $16,508             $17,599
 6/30/98                $18,187                $17,135             $18,316
 7/31/98                $17,773                $16,746             $18,126
 8/31/98                $15,179                $14,302             $15,506
 9/30/98                $16,169                $15,234             $16,497
10/31/98                $17,309                $16,308             $17,837
11/30/98                $18,207                $17,154             $18,918
12/31/98                $19,620                $18,486             $20,007

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Tax-Managed Growth Fund, Class B vs.
Standard & Poor's 500 Index*

March 31, 1996 -- December 31, 1998

    Date                Fund/NAV                 S&P 500
    ----                --------                 -------

 3/31/96                 $10,000                 $10,000
 4/30/96                 $10,272                 $10,154
 5/31/96                 $10,503                 $10,405
 6/30/96                 $10,543                 $10,448
 7/31/96                 $10,040                  $9,991
 8/31/96                 $10,332                 $10,199
 9/30/96                 $10,936                 $10,772
10/31/96                 $11,217                 $11,073
11/30/96                 $12,002                 $11,905
12/31/96                 $11,781                 $11,669
 1/31/97                 $12,465                 $12,403
 2/28/97                 $12,374                 $12,496
 3/31/97                 $11,992                 $11,982
 4/30/97                 $12,596                 $12,703
 5/31/97                 $13,360                 $13,467
 6/30/97                 $13,954                 $14,073
 7/31/97                 $15,060                 $15,194
 8/31/97                 $14,416                 $14,342
 9/30/97                 $15,191                 $15,126
10/31/97                 $14,638                 $14,626
11/30/97                 $15,060                 $15,299
12/31/97                 $15,433                 $15,561
 1/31/98                 $15,483                 $15,739
 2/28/98                 $16,700                 $16,868
 3/31/98                 $17,495                 $17,730
 4/30/98                 $17,787                 $17,914
 5/31/98                 $17,233                 $17,599
 6/30/98                 $17,877                 $18,316
 7/31/98                 $17,455                 $18,126
 8/31/98                 $14,909                 $15,506
 9/30/98                 $15,855                 $16,497
10/31/98                 $16,972                 $17,837
11/30/98                 $17,847                 $18,918
12/31/98                 $19,215                 $20,007

Performance+                                         Class A   Class B   Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                               25.4%     24.5%    24.3%
Life of Fund+                                          27.4      26.4     28.7

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                               18.2%     19.5%    23.3%
Life of Fund+                                          24.7      25.5     28.7

+Inception dates: Class A and Class B: 3/28/96; Class C: 8/2/96

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 3/28/96. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal fluctuate so that shares, when redeemed, may be worth more or less their original cost.

     The chart compares the Fund's total return with that of the S&P 500 Index, a broad-based unmanaged index of 500 common stocks. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Index. An investment in the Fund's Class C shares on 8/31/96 at net asset value would have grown to $18,510 on December 31, 1998. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

** This figure represents the performance of the Fund's Class B shares, including the Fund's applicable CDSC charge.

Eaton Vance Tax-Managed Growth Fund as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1998
Assets
----------------------------------------------------------------------------------------
Investment in Tax-Managed Growth Portfolio, at value
      (identified cost, $2,956,300,610)                               $   3,681,217,704
Receivable for Fund shares sold                                              20,195,971
Deferred organization expenses                                                   51,062
----------------------------------------------------------------------------------------
Total assets                                                          $   3,701,464,737
----------------------------------------------------------------------------------------


Liabilities
----------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                      $       3,604,367
Payable to affiliate for Trustees' fees                                             672
Other accrued expenses                                                          857,907
----------------------------------------------------------------------------------------
Total liabilities                                                     $       4,462,946
----------------------------------------------------------------------------------------
Net Assets                                                            $   3,697,001,791
----------------------------------------------------------------------------------------


Sources of Net Assets
----------------------------------------------------------------------------------------
Paid-in capital                                                       $   3,020,858,472
Accumulated net realized loss from Portfolio
     (computed on the basis of identified cost)                             (48,773,775)
Net unrealized appreciation from Portfolio
     (computed on the basis of identified cost)                             724,917,094
----------------------------------------------------------------------------------------
Total                                                                 $   3,697,001,791
----------------------------------------------------------------------------------------


Class A Shares
----------------------------------------------------------------------------------------
Net Assets                                                            $     852,966,627
Shares Outstanding                                                           43,871,370
Net Asset Value and Redemption Price Per Share
     (net assets / shares of beneficial interest outstanding)         $           19.44
Maximum Offering Price Per Share
     (100 / 94.25 of $19.44)                                          $           20.63
----------------------------------------------------------------------------------------


Class B Shares
----------------------------------------------------------------------------------------
Net Assets                                                            $   2,196,794,024
Shares Outstanding                                                          115,011,676
Net Asset Value, Offering Price and Redemption Price Per Share
     (net assets / shares of beneficial interest outstanding)         $           19.10
----------------------------------------------------------------------------------------


Class C Shares
----------------------------------------------------------------------------------------
Net Assets                                                            $     647,241,140
Shares Outstanding                                                           35,219,744
Net Asset Value, Offering Price and Redemption Price Per
     Share
     (net assets / shares of beneficial interest outstanding)         $           18.38
----------------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price of Class A shares is reduced.


Statement of Operations

Investment                              Period Ended                Year Ended
Income                                  December 31, 1998 (1)       October 31, 1998
----------------------------------------------------------------------------------------
Dividends allocated from
     Portfolio (net of foreign
     taxes, $65,124 and
     $204,585 respectively)                  $     5,149,399            $    20,819,186
Interest allocated from Portfolio                  1,448,111                  4,512,363
Expenses allocated from Portfolio                 (2,647,940)                (9,893,499)
----------------------------------------------------------------------------------------
Net investment income from Portfolio         $     3,949,570            $    15,438,050
----------------------------------------------------------------------------------------


Expenses
----------------------------------------------------------------------------------------
Trustees fees and expenses                   $           652            $         2,987
Distribution and service fees
     Class A                                          86,398                    290,289
     Class B                                       2,695,422                  9,981,917
     Class C                                         968,423                  3,341,182
Transfer and dividend disbursing
     agent fees                                      313,689                  1,819,786
Registration fees                                     55,084                    179,128
Printing and postage                                  33,891                    123,496
Legal and accounting services                         13,124                     17,802
Custodian fee                                         10,043                     32,662
Amortization of organization expenses                  3,389                     20,168
Miscellaneous                                         14,029                    110,786
----------------------------------------------------------------------------------------
Total expenses                               $     4,194,144            $    15,920,203
----------------------------------------------------------------------------------------

Net investment loss                          $      (244,574)           $      (482,153)
----------------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
----------------------------------------------------------------------------------------
Net realized gain (loss) --
----------------------------------------------------------------------------------------
     Investment transactions
         (identified cost basis)             $     6,720,816            $   (54,618,739)
----------------------------------------------------------------------------------------
Net realized gain (loss)                     $     6,720,816            $   (54,618,739)
----------------------------------------------------------------------------------------
Change in unrealized
     appreciation (depreciation) --
     Investments                             $   410,650,491            $   217,424,667
----------------------------------------------------------------------------------------
Net change in unrealized
     appreciation (depreciation)             $   410,650,491            $   217,424,667
----------------------------------------------------------------------------------------

Net realized and unrealized gain             $   417,371,307            $   162,805,928
----------------------------------------------------------------------------------------

Net increase in net assets
     from operations                         $   417,126,733            $   162,323,775
----------------------------------------------------------------------------------------

(1) For the two-month period ended December 31, 1998.

                       See notes to financial statements

Eaton Vance Tax-Managed Growth Fund as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

                                                                       Period Ended            Year Ended           Year Ended
Increase (Decrease) in Net Assets                                      December 31, 1998(1)    October 31, 1998     October 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
From operations --
      Net investment loss                                               $       (244,574)      $       (482,153)     $     (425,855)
      Net realized gain (loss)                                                 6,720,816            (54,618,739)           (444,646)
      Net change in unrealized appreciation (depreciation)                   410,650,491            217,424,667          57,375,366
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $    417,126,733       $    162,323,775      $   56,504,865
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
      Proceeds from sale of shares
           Class A                                                      $     84,520,914       $    523,912,788      $          --
           Class B                                                           172,886,300          1,222,858,520         460,965,429
           Class C                                                            62,414,262            396,976,810                 --
      Issued in reorganization of EV Traditional and EV
       Classic Tax-Managed Growth Fund
           Class A                                                                   --             201,987,148                 --
           Class C                                                                   --             148,819,397                 --
      Cost of shares redeemed
           Class A                                                           (17,417,295)           (74,448,821)                --
           Class B                                                           (25,909,442)           (96,831,316)        (20,373,856)
           Class C                                                           (10,498,617)           (46,459,344)                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                 $    265,996,122       $  2,276,815,182      $  440,591,573
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets                                              $    683,122,855       $  2,439,138,957      $  497,096,438
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                                  $  3,013,878,936       $    574,739,979      $   77,643,541
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                                        $  3,697,001,791       $  3,013,878,936      $  574,739,979
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                                        $            --        $            --       $          --
------------------------------------------------------------------------------------------------------------------------------------

(1) For the two-month period ended December 31, 1998.

                       See notes to financial statements

Eaton Vance Tax-Managed Growth Fund as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                               Period Ended December 31,               Year Ended October 31,
                                                       ---------------------------------------    -------------------------------
                                                                      1998(1)(2)                              1998(2)
                                                       ---------------------------------------    -------------------------------
                                                        Class A        Class B       Class C       Class A     Class B    Class C
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                 $ 17.150     $   16.870      $ 16.240      $ 14.680  $   14.550   $ 14.030
---------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           $  0.017     $   (0.005)     $ (0.011)     $  0.099  $   (0.027)  $ (0.053)
Net realized and unrealized gain                          2.273          2.235         2.151         2.371       2.347      2.263
---------------------------------------------------------------------------------------------------------------------------------
Total income from operations                           $  2.290     $    2.230      $  2.140      $  2.470  $    2.320   $  2.210
---------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                       $ 19.440     $   19.100      $ 18.380      $ 17.150  $   16.870   $ 16.240
---------------------------------------------------------------------------------------------------------------------------------

Total Return (4)                                          13.35%         13.22%        13.18%        16.83%      15.95%     15.75%
---------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)              $852,967     $2,196,794      $647,241      $689,283  $1,801,720   $522,877
Ratios (As a percentage of average daily net assets):
      Expenses (5)                                         0.62%(6)       1.37%(6)      1.55%(6)      0.67%       1.43%      1.59%
      Net investment income (loss)                         0.56%(6)      (0.18)%(6)    (0.37)%(6)     0.59%      (0.16)%    (0.33)%
---------------------------------------------------------------------------------------------------------------------------------

                                                          Year Ended October 31,
                                                       --------------------------
                                                           1997          1996(3)
                                                       -----------     ----------
                                                         Class B         Class B
---------------------------------------------------------------------------------
Net asset value -- Beginning of period                  $ 11.150         $10.000
---------------------------------------------------------------------------------


Income (loss) from operations
---------------------------------------------------------------------------------
Net investment income (loss)                            $ (0.011)        $(0.003)
Net realized and unrealized gain                           3.411           1.153
---------------------------------------------------------------------------------
Total income from operations                            $  3.400         $ 1.150
---------------------------------------------------------------------------------

Net asset value -- End of period                        $ 14.550         $11.150
---------------------------------------------------------------------------------

Total Return (4)                                           30.49%          11.50%
---------------------------------------------------------------------------------


Ratios/Supplemental Data
---------------------------------------------------------------------------------
Net assets, end of period (000's omitted)               $574,740         $77,644
Ratios (As a percentage of average daily net assets):
      Expenses (5)                                          1.50%           1.63%(6)
      Net investment income (loss)                         (0.15)%         (0.13)%(6)
---------------------------------------------------------------------------------

(1)  For the two-month period ended December 31, 1998.
(2) Net investment income (loss) per share was computed using average shares outstanding.
(3) For the period from the start of business, March 28, 1996, to October 31, 1996.
(4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolio's allocated expenses.
(6)  Annualized.

                       See notes to financial statements

Eaton Vance Tax-Managed Growth Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


1 Significant Accounting Policies
  --------------------------------------------------------------------------
  Eaton Vance Tax-Managed Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (42.3% at December 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  The following is a summary of significant accounting policies consistently followed by the Fund in, the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1998 the Fund for federal income tax purposes, had a capital loss carryover of $58,599,934 which will reduce taxable income arising from future net realized gains, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. A portion of such capital loss carryover was acquired through the Fund Reorganization (see Note 8) and may be subject to certain limitations. Such capital loss carryover will expire on December 31, 2006 ($56,075,499) and December 31, 2005 ($2,524,435).

  D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

  E Other -- Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

  F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
  --------------------------------------------------------------------------
  The Fund's policy is to distribute annually (normally in December) substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute annually all or substantially all of its net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the

Eaton Vance Tax-Managed Growth Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


  financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended December 31, 1998, $244,574 was reclassified from accumulated net investment loss to paid-in capital due to permanent differences between book and tax accounting for operating losses. Additionally, $94 was reclassified from accumulated net realized loss from Portfolio to paid-in capital due to permanent differences between book and tax accounting for capital losses. Net investment loss, net realized gain on investment transactions and net assets were unaffected by these reclassifications.

3 Shares of Beneficial Interest
  --------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                Period Ended              Year Ended
  Class A                       December 31, 1998(1)      October 31, 1998
  -------------------------------------------------------------------------
  Sales                                 4,641,455               30,965,178
  Redemptions                            (957,899)              (4,534,563)
  Issued to EV Traditional
    Tax-Managed Growth
    Fund Shareholders                          --               13,757,199

  -------------------------------------------------------------------------
  Net increase                          3,683,556               40,187,814
  -------------------------------------------------------------------------

                                                   Year Ended October 31,
                        Period Ended             --------------------------
  Class B               December 31, 1998(1)         1998         1997
  -------------------------------------------------------------------------

  Sales                         9,665,097        73,217,473     34,049,891

  Redemptions                  (1,447,425)       (5,928,292)    (1,509,922)
  -------------------------------------------------------------------------
  Net increase                  8,217,672        67,289,181     32,539,969


                                Period Ended               Year Ended
  Class C                       December 31, 1998(1)       October 31, 1998
  -------------------------------------------------------------------------

  Sales                                 3,625,099                24,592,476

  Redemptions                            (608,856)               (2,996,704)
  -------------------------------------------------------------------------
  Issued to EV Classic Tax-Managed Growth
    Fund Shareholders                          --
  -------------------------------------------------------------------------
  Net increase                          3,016,243                32,203,501
  -------------------------------------------------------------------------

(1) For the two-month period ended December 31, 1998.


4 Transactions with Affiliates
  ---------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations (Note 5). Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $353,816 and $2,265,177, as its portion of the sales charge on sales of Class A shares for the period from November 1, 1998 to December 31, 1998 and the year ended October 31, 1998, respectively.

5 Distribution and Service Plan
  ---------------------------------------------------------------------------
  The Fund has adopted a Service Plan for the Fund's Class A shares (the "Class A Plan") that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Class A Plan provides that the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, financial service firms ("Authorized Firms") and other persons in amounts not exceeding 0.25% of average daily net assets for Class A shares for any fiscal year. The Trustees have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. The Fund paid or accrued service fees to or payable to EVD for the period from November 1, 1998 to December 31, 1998 and for the year ended October 31, 1998, in the amounts of $86,398 and $290,289, respectively, for Class A shares.

  The Fund has also adopted distribution plans ("Class B Plan" and "Class C Plan", collectively "the Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans, which are approved annually, require the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's Class B and Class C daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund

Eaton Vance Tax-Managed Growth Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


  will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily distribution fees theretofore paid to EVD by each respective class. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the period from November 1, 1998 to December 31, 1998 and the year ended October 31, 1998, the Fund paid or accrued $2,481,872 and $9,091,696, respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets of Class B shares. Also, for the period from November 1, 1998 to December 31, 1998 and the year ended October 31, 1998, the Fund paid or accrued $726,317 and $2,538,292, respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets of Class C shares. At December 31, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $80,291,000 and $34,443,000 for Class B and Class C shares, respectively.

  In addition, the Plans authorize the Fund to make payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of their average daily net assets for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Under the Class C Plan EVD currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of the Class C shares sold by such Firm and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, EVD will retain the service fee as reimbursement for the service fee payment made to Authorized Firms at the time of sale. The Fund paid or accrued service fees to or payable to EVD for the period from November 1, 1998 to December 31, 1998 and the year ended October 31, 1998, in the amounts of $213,550 and $890,221, respectively, for Class B shares.

  Also, for the period from November 1, 1998 to December 31, 1998 and the year ended October 31, 1998, the Fund paid or accrued service fees to or payable to EVD in the amounts of $242,106 and $802,890, respectively, for Class C shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

  Certain officers and Trustees of this fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
  ---------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. A CDSC is imposed on certain Class C shares redeemed within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $649,000 and $46,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the period from November 1, 1998 to December 31, 1998, and $1,991,000 and $151,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended October 31, 1998.

7 Investment Transactions
  ---------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Portfolio aggregated $317,147,474 and $58,296,937, respectively, for the period from November 1, 1998 to December 31, 1998, and $2,136,885,354 and $230,002,510, respectively for the year ended October 31, 1998. In addition, investments were distributed in payment for fund shares redeemed resulting in realized capital gains for book purposes of $54,472 and $4,654,616 for the period from November 1, 1998 to December 31, 1998 and the year ended October 31, 1998, respectively.

Eaton Vance Tax-Managed Growth Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


 8 Transfer of Net Assets
   ---------------------------------------------------------------------------
   On November 1, 1997, the EV Marathon Tax-Managed Growth Fund acquired the net assets of the EV Traditional Tax-Managed Growth Fund and EV Classic Tax-Managed Growth Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV Marathon Tax-Managed Growth Fund, at the closing, issued 13,757,199 Class A shares and 10,607,729 Class C shares of the Fund having an aggregate value of $201,987,148 and $148,819,397, respectively. As a result, the Fund issued one Class A share and one Class C share for each share of EV Traditional Tax-Managed Growth Fund and EV Classic Tax-Managed Growth Fund, respectively. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Traditional Tax-Managed Growth Fund's and EV Classic Tax-Managed Growth Fund's net assets at the date of the transaction were $201,987,148 and $148,819,397, respectively, including $22,188,108 and $13,057,866 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance Tax-Managed Growth Fund (formerly "EV Marathon Tax-Managed Growth Fund") were $925,546,524 with a net asset value of $14.68, $14.55 and $14.03 for Class A, Class B and Class C, respectively.

 9 Name Change
   ---------------------------------------------------------------------------
   Effective November 1, 1997, the EV Marathon Tax-Managed Growth Fund changed its name to Eaton Vance Tax-Managed Growth Fund.

10 Fiscal Year End Change
   ---------------------------------------------------------------------------
   Effective November 1, 1998, the Fund changed its fiscal year-end to December 31.

Eaton Vance Tax-Managed Growth Fund as of December 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Trustees of Eaton Vance Mutual Funds Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund (one of the series constituting Eaton Vance Mutual Funds Trust) as of December 31, 1998, the related statements of operations for the two-month period ended December 31, 1998 and the year ended October 31, 1998, the statements of changes in net assets for the two-month period then ended and each of the years in the two-year period ended October 31, 1998, and the financial highlights for the two-month period ended December 31, 1998 and for each of the years in the two-year period ended October 31, 1998 and for the period from the start of business, March 28, 1996, to October 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                                        DELOITTE & TOUCHE LLP
                                        Boston, Massachusetts
                                        February 12, 1999

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS

Common Stocks -- 94.7%

Security                                          Shares        Value
--------------------------------------------------------------------------------

Advertising and Marketing Services -- 2.6%
--------------------------------------------------------------------------------
ACNielsen Corp.(1)                                45,668        $    1,290,121
Advo, Inc.(1)                                    170,000             4,483,750
Harte-Hanks Communications, Inc.                 144,604             4,121,214
Interpublic Group of Companies, Inc.             582,138            46,425,506
Omnicom Group, Inc.                            2,298,418           133,308,243
R.H. Donelley Corp.                                8,153               118,728
Snyder Communications, Inc.(1)(2)                442,500            14,929,397
Snyder Communications, Inc.(1)(2)                 40,000             1,348,875
TMP Worldwide, Inc.(1)                            43,000             1,806,000
True North Communications, Inc.                   93,000             2,499,375
True North Communications, Inc.(2)               200,000             5,358,248
WPP Group PLC                                    488,000             2,969,626
Young and Rubicam, Inc.(1)                       186,000             6,021,750
--------------------------------------------------------------------------------
                                                                $  224,680,833
--------------------------------------------------------------------------------

Aerospace and Defense -- 0.2%
--------------------------------------------------------------------------------
Allied Signal, Inc.                               25,000        $    1,107,813
Boeing Company (The)                             228,127             7,442,643
Raytheon Co., Class B                            213,564            11,372,283
--------------------------------------------------------------------------------
                                                                $   19,922,739
--------------------------------------------------------------------------------

Apparel & Textiles -- 0.0%
--------------------------------------------------------------------------------
Unifi, Inc.                                       50,000        $      978,125
--------------------------------------------------------------------------------
                                                                $      978,125
--------------------------------------------------------------------------------

Auto and Parts -- 0.9%
--------------------------------------------------------------------------------
Aftermarket Technology Corp.(1)(2)                46,000        $      361,767
Borg-Warner Automotive, Inc.                     225,000            12,557,813
DaimlerChrysler(1)                                19,952             1,916,639
Ford Motor Co.                                    32,000             1,878,000
General Motors Corp.                               3,969               284,032
Genuine Parts Co.                                147,059             4,917,285
Harley-Davidson, Inc.                              1,000                47,375
Magna International, Inc., Class A               875,000            54,250,000
Meritor Automotive, Inc.                          61,133             1,295,255
SPX Corp.(1)                                      47,862             3,206,754
TRW, Inc.                                          2,000               112,375
--------------------------------------------------------------------------------
                                                                $   80,827,295
--------------------------------------------------------------------------------

Banks - Money Center -- 0.1%
--------------------------------------------------------------------------------
Bank of Montreal                                  36,650        $    1,470,581
Chase Manhattan Corp.                             78,566             5,347,398
Morgan (J.P.) & Co., Inc.                          1,000               105,063
National Westminster Bank PLC                      8,753             1,037,231
--------------------------------------------------------------------------------
                                                                $    7,960,273
--------------------------------------------------------------------------------

Banks - Regional -- 5.4%
--------------------------------------------------------------------------------
AmSouth Bancorporation                            27,492        $    1,254,323
Bank of Granite Corp.                             22,500               621,563
Bank of New York Co., Inc. (The)                 245,144             9,867,046
Bank One Corp.                                   839,254            42,854,407
Bank United Corp.                                 65,000             2,551,250
BankAmerica Corp.                                611,569            36,770,586
BankBoston Corp.                               1,502,000            58,484,125
BB&T Corp.                                        66,470             2,679,572
City National Corp.                              100,000             4,162,500
Colonial Bancgroup, Inc. (The)                   310,822             3,729,864
Comerica, Inc.                                   100,779             6,871,868
Community First Bancshares, Inc.                 296,000             6,234,500
Community First Bancshares, Inc.(2)               72,000             1,514,604
Compass Bancshares, Inc.                         171,112             6,512,951
Crestar Financial Corp.                           83,348             6,001,056
Fifth Third Bancorp                              126,710             9,036,007
First Citizens BancShares, Inc.                   47,900             4,311,000
First Tennessee National Corp.                    33,488             1,274,637
First Union Corp.                              1,054,655            64,136,206
Fleet Financial Group, Inc.                      114,972             5,137,811
Golden West Financial Corp.                        7,000               641,813
Keycorp                                          422,594            13,523,008
Marshall and Ilsley Corp.                         20,000             1,168,750
Mellon Bank Corp.                                 16,000             1,100,000
Mercantile Bancorporation, Inc.                  168,462             7,770,310
National City Corp.                               90,150             6,535,875
National Commerce Bancorporation(2)              159,632             3,002,076
Northern Trust Corp.                             181,898            15,881,969
Old Kent Financial Corp.                          33,000             1,534,500
PNC Bank Corp.                                    62,502             3,382,921
Regions Financial Corp.                           49,300             1,987,406
Southwest Bancorporation of Texas, Inc.(1)         7,688               137,423
Sovereign Bancorp., Inc.                         366,000             5,215,500
Summit Bancorp.                                   21,000               917,438
SunTrust Banks, Inc.                                 480                36,720


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

Security                                          Shares        Value
--------------------------------------------------------------------------------

Banks - Regional (continued)
--------------------------------------------------------------------------------
Synovus Financial                                 41,776        $    1,018,290
U.S. Bancorp.                                    155,474             5,519,327
Union Planters Corp.                              56,875             2,577,148
Valley National Bancorp.                         230,863             6,507,451
Wachovia Corp.                                    37,199             3,252,588
Washington Mutual, Inc.                          143,506             5,480,135
Wells Fargo & Co.                              2,714,048           108,392,291
Westamerica Bancorporation                        82,596             3,035,403
Zions Bancorporation                              20,000             1,247,500
--------------------------------------------------------------------------------
                                                                $  473,871,718
--------------------------------------------------------------------------------

Beverages -- 1.5%
--------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                        546,465        $   35,861,766
Coca-Cola Company (The)                          612,666            40,972,039
PepsiCo, Inc.                                  1,343,931            55,017,175
--------------------------------------------------------------------------------
                                                                $  131,850,980
--------------------------------------------------------------------------------

Broadcasting and Cable -- 1.5%
--------------------------------------------------------------------------------
Clear Channel Communications, Inc.(1)            108,600        $    5,918,700
Comcast Corp., Class A                            62,500             3,667,969
Cox Communications, Inc., Class A(1)             193,319            13,363,176
Infinity Broadcasting Corp.(1)                    34,500               944,438
Liberty Media Group, Class A(1)                   91,828             4,229,827
MediaOne Group, Inc.(1)                        1,259,024            59,174,128
Tele-Communications, Inc., Series A(1)           546,073            30,204,663
Univision Communications, Inc.(1)                200,649             7,260,986
Univision Communications, Inc.(1)(2)             183,556             6,634,130
--------------------------------------------------------------------------------
                                                                $  131,398,017
--------------------------------------------------------------------------------

Building Materials and Tools -- 0.5%
--------------------------------------------------------------------------------
American Standard Companies, Inc.(1)             172,899        $    6,224,364
CRH PLC                                          258,294             4,443,380
Interface, Inc.                                  484,412             4,495,973
Masco Corp.                                      228,662             6,574,033
Sherwin-Williams Co. (The)                        44,670             1,312,181
Snap-On, Inc.                                     44,444             1,547,207
Valspar Corp.                                    620,000            23,133,750
Walter Industries, Inc.(1)                         1,000                15,313
--------------------------------------------------------------------------------
                                                                $   47,746,201
--------------------------------------------------------------------------------

Business Services - Miscellaneous -- 1.0%
--------------------------------------------------------------------------------
Cintas Corp.                                     131,244        $    9,244,499
Corrections Corporation of America(1)             97,310             1,715,089
Fair, Issac and Co., Inc.                         88,828             4,102,743
Fair, Issac and Co., Inc.(2)                     150,000             6,922,352
Half (Robert) International, Inc.(1)               1,800                80,438
Manpower, Inc.                                   110,000             2,770,625
Metzler Group, Inc. (The)(1)                     314,880            15,330,720
Metzler Group, Inc. (The)(1)(2)                  273,312            13,291,353
Navigant International, Inc.(1)                   59,631               458,413
Romac International, Inc.(1)(2)                   45,546             1,013,061
ServiceMaster Co.                                515,201            11,366,622
Staff Leasing, Inc.(1)                            78,125               908,203
Staff Leasing, Inc.(1)(2)                         78,125               906,992
Sylvan Learning Systems, Inc.(1)                 509,469            15,538,805
Viad Corp.                                        40,314             1,224,538
--------------------------------------------------------------------------------
                                                                $   84,874,453
--------------------------------------------------------------------------------

Chemicals -- 0.8%
--------------------------------------------------------------------------------
Bayer AG ADR                                      40,000        $    1,670,348
Dow Chemical Co. (The)                            21,318             1,938,606
DuPont (E.I.) de Nemours & Co.                   223,800            11,875,388
Eastman Chemical Co.                                 123                 5,504
Monsanto Co.                                   1,142,240            54,256,400
Octel Corp.(1)                                     8,322               115,468
Solutia, Inc.                                    200,336             4,482,518
--------------------------------------------------------------------------------
                                                                $   74,344,232
--------------------------------------------------------------------------------

Communications Equipment -- 2.0%
--------------------------------------------------------------------------------
3Com Corp.(1)                                    902,883        $   40,460,444
Ascend Communications, Inc.(1)                    11,000               723,250
Comverse Technology, Inc.(1)                     100,000             7,100,000
Dialogic Corp.(1)                                 80,000             1,572,504
General Cable Corp.                                3,000                61,500
General Motors Corp., Class H(1)                 300,000            11,906,250
L.M. Ericsson Telephone Co., ADR                 452,000            10,819,750
Lucent Technologies, Inc.                         19,369             2,130,590
Nokia Corp., Class A ADR                         644,720            77,648,464
Northern Telecom Ltd. ADR                        138,263             6,930,433
PairGain Technologies, Inc.(1)                   350,581             2,695,091
Salient 3 Communications, Inc., Class A           78,125               712,891
Tellabs, Inc.(1)                                 151,623            10,395,652
--------------------------------------------------------------------------------
                                                                $  173,156,819
--------------------------------------------------------------------------------


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                                          Shares        Value
--------------------------------------------------------------------------------

Communications Services -- 1.9%
--------------------------------------------------------------------------------
Airtouch Communications, Inc.(1)                   1,420        $      102,418
Aliant Communications, Inc.                       86,322             3,528,412
Alltel Corp.                                      54,746             3,274,520
American Tower Corp., Class A(1)                 149,451             4,418,145
Ameritech Corp.                                   28,968             1,835,847
AT&T Corp.                                        71,617             5,389,179
Bell Atlantic Corp.                                8,448               447,744
BellSouth Corp.                                   43,912             2,190,111
Citizens Utilities Corp., Class B(1)              45,311               368,154
Frontier Corp.                                    32,129             1,092,386
GTE Corp.                                         12,176               791,440
GTE Corp.(2)                                      17,500             1,128,021
Intermedia Communications, Inc.(1)               113,637             1,960,238
ITC Deltacom, Inc.(1)(2)                         628,773             9,536,050
IXC Communications, Inc.(1)                      135,000             4,539,375
MCI Worldcom, Inc.(1)                          1,422,741           102,081,666
McLeodUSA, Inc.(1)                                57,143             1,785,719
McLeodUSA, Inc.(1)(2)                             36,000             1,124,625
Nextel Communications, Inc., Class A(1)           75,830             1,791,484
Premiere Technologies, Inc.(1)                    28,000               206,500
SBC Communications, Inc.                          10,437               559,684
Sprint Corp.                                       1,885               158,576
Sprint Corp. (PCS Group)(1)                          942                21,784
Tel-Save Holdings, Inc.(1)                       247,376             4,143,548
Telecom Corp. of New Zealand Ltd. ADR              8,000               285,500
Teleglobe, Inc.                                   88,500             3,186,000
Telephone & Data Systems, Inc.                   131,756             5,920,785
US West, Inc.                                     26,551             1,715,858
Winstar Communications, Inc.(1)                   11,424               445,536
--------------------------------------------------------------------------------
                                                                $  164,029,305
--------------------------------------------------------------------------------

Computer Software -- 2.9%
--------------------------------------------------------------------------------
Aspect Development, Inc.(1)(2)                   100,000        $    4,417,439
Baan Co., NV ADR(1)                              223,926             2,351,223
BMC Software, Inc.(1)                              8,000               356,500
Boole and Babbage, Inc.(1)                        40,000             1,177,500
Cadence Design Systems, Inc.(1)                  506,000            15,053,500
Computer Associates International, Inc.          854,500            36,423,063
Compuware Corp.(1)                                 1,400               109,375
CSG Systems International, Inc.(1)                20,558             1,624,082
HNC Software, Inc.(1)                            329,814            13,336,854
HNC Software, Inc.(1)(2)                         147,980             5,981,448
Intuit, Inc.(1)                                  285,917            20,728,983
Microsoft Corp.(1)                               281,755            39,075,897
Oracle Corp.(1)                                1,262,500            54,445,313
Parametric Technology Corp.(1)                    94,600             1,537,250
PeopleSoft, Inc.(1)                              354,174             6,707,170
Platinum Technology, Inc.(1)                     155,000             2,964,375
Sapient Corp.(1)                                 323,876            18,137,056
Security Dynamics Technologies, Inc.(1)           40,000               920,000
Siebel Systems, Inc.(1)                          118,000             4,004,625
Siebel Systems, Inc.(1)(2)                       300,000            10,149,518
Sterling Commerce, Inc.(1)                         2,388               107,460
Structural Dynamics Research Corp.(1)            675,000            13,415,625
Wind River Systems, Inc.(1)                       21,622             1,016,234
Wind River Systems, Inc.(1)(2)                    13,000               610,796
--------------------------------------------------------------------------------
                                                                $  254,651,286
--------------------------------------------------------------------------------

Computers and Business Equipment -- 7.6%
--------------------------------------------------------------------------------
Cabletron Systems, Inc.(1)                        33,715        $      282,363
Cisco Systems, Inc.(1)                         1,026,251            95,248,920
Compaq Computer Corp.                             38,490             1,614,174
Dell Computer Corp.(1)                             3,800               278,113
Dell Computer Corp.(1)(2)                      1,500,000           109,744,655
Dell Computer Corp.(1)(2)                        150,512            10,999,533
EMC Corp.(1)                                      22,162             1,883,770
Fore Systems, Inc.(1)                            222,250             4,069,953
Fore Systems, Inc.(1)(2)                          38,466               703,528
Gateway 2000, Inc.(1)(2)                         200,000            10,224,703
Gateway 2000, Inc.(1)(2)                         200,000            10,190,578
Hewlett-Packard Co.                              588,680            40,214,203
International Business Machines Corp.            154,198            28,488,081
Lexmark International Group, Inc.(1)           1,841,746           185,095,472
Seagate Technology, Inc.(1)                       40,000             1,210,000
Sun Microsystems, Inc.(1)                          3,500               299,688
Xerox Corp.                                    1,334,000           157,411,999
--------------------------------------------------------------------------------
                                                                $  657,959,733
--------------------------------------------------------------------------------

Conglomerates -- 1.4%
--------------------------------------------------------------------------------
General Electric Co.                           1,066,342        $  108,833,529
General Electric Co.(2)                           21,155             2,157,675
United Technologies Corp.                         86,242             9,378,818
--------------------------------------------------------------------------------
                                                                $  120,370,022
--------------------------------------------------------------------------------


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                                          Shares        Value
--------------------------------------------------------------------------------

Consumer Services -- 0.3%
--------------------------------------------------------------------------------
Block (H&R), Inc.                                366,177        $   16,477,965
Cendant Corp.(1)                                 187,999             3,583,731
Service Corp. International                      130,389             4,962,931
Stewart Enterprises, Inc.                        153,992             3,426,322
--------------------------------------------------------------------------------
                                                                $   28,450,949
--------------------------------------------------------------------------------

Containers and Packaging -- 0.2%
--------------------------------------------------------------------------------
Sealed Air Corp.(1)                              325,000        $   16,595,313
Sonoco Products Co.                               78,571             2,327,666
--------------------------------------------------------------------------------
                                                                $   18,922,979
--------------------------------------------------------------------------------

Distribution Services -- 1.6%
--------------------------------------------------------------------------------
Airgas, Inc.(1)                                  536,219        $    4,792,457
Cardinal Health, Inc.                            747,356            56,705,637
School Specialty, Inc.(1)                         66,257             1,416,234
Sysco Corp.                                    1,766,922            48,479,922
U.S. Foodservice, Inc.(1)                        505,489            24,768,961
U.S. Foodservice, Inc.(1)(2)                      66,438             3,252,749
US Office Products Co.(1)                        149,077               577,674
Wilmar Industries, Inc.(1)                        50,000             1,015,625
--------------------------------------------------------------------------------
                                                                $  141,009,259
--------------------------------------------------------------------------------

Drugs -- 9.3%
--------------------------------------------------------------------------------
Abbott Laboratories                            1,208,935        $   59,237,814
Agouron Pharmaceuticals, Inc.(1)                 355,077            20,860,774
Allergan, Inc.                                    50,000             3,237,500
American Home Products Corp.                       4,600               259,038
Amgen, Inc.(1)                                   405,532            42,403,440
Astra AB, Class A                              1,074,400            21,937,207
Astra AB, Class B ADR                            160,000             3,310,000
Bristol-Myers Squibb Co.                         383,255            51,284,310
Covance, Inc.(1)                                  81,250             2,366,406
Elan Corp., PLC ADR(1)                           339,630            23,625,512
Genentech, Inc.(1)                                80,000             6,375,000
Genzyme Corp., Class A(1)                        970,000            48,257,500
Incyte Pharmaceuticals, Inc.(1)(2)               577,571            21,582,639
Incyte Pharmaceuticals, Inc.(1)                  150,856             5,638,243
Incyte Pharmaceuticals, Inc.(1)(2)               328,053            12,257,303
Lilly (Eli) & Co.                                825,448            73,361,690
Merck & Co., Inc.                                597,415            88,230,727
Parexel International Corp.(1)                    35,000               875,000
Pfizer, Inc.                                     881,021           110,513,071
Quintiles Transnational Corp.(1)                 195,420            10,430,543
Schering-Plough Corp.                            643,784            35,569,066
Sepracor, Inc.(1)                                440,000            38,775,000
SmithKline Beecham PLC ADR                       301,940            20,984,830
Teva Pharmaceutical Industries                   100,000             4,065,834
Ltd. ADR(2)
Vertex Pharmaceuticals, Inc.(1)                   35,000             1,041,250
Warner-Lambert Co.                               716,032            53,836,656
Watson Pharmaceuticals, Inc.(1)                  599,550            37,696,706
Watson Pharmaceuticals, Inc.(1)(2)               122,888             7,720,144
--------------------------------------------------------------------------------
                                                                $  805,733,203
--------------------------------------------------------------------------------

Electric Utilities -- 0.2%
--------------------------------------------------------------------------------
Central and South West Corp.                       1,600        $       43,900
Dominion Resources, Inc.                          28,938             1,352,852
Duke Energy Corp.                                  1,800               115,313
New England Electric System                        2,700               129,938
Teco Energy, Inc.                                 40,000             1,127,500
Texas Utilities Co.                              250,196            11,681,026
--------------------------------------------------------------------------------
                                                                $   14,450,529
--------------------------------------------------------------------------------

Electrical Equipment -- 0.5%
--------------------------------------------------------------------------------
American Power Conversion Corp.(1)               200,000        $    9,687,500
AMP, Inc.                                        112,340             5,848,701
Emerson Electric Co.                             159,148             9,628,454
Molex, Inc., Class A                              90,066             2,870,854
Rockwell International Corp.                     183,400             8,906,363
Sanmina Corp.(1)(2)                              150,000             9,363,281
Thomas and Betts Corp.                            22,963               994,585
--------------------------------------------------------------------------------
                                                                $   47,299,738
--------------------------------------------------------------------------------

Electronics - Instruments -- 0.2%
--------------------------------------------------------------------------------
Dionex Corp.(1)                                  362,140        $   13,263,378
Dionex Corp.(1)(2)                                40,000             1,460,434
Waters Corp.(1)                                   29,580             2,580,855
X-Rite, Inc.                                     310,000             2,402,500
X-Rite, Inc.(2)                                  118,000               914,195
--------------------------------------------------------------------------------
                                                                $   20,621,362
--------------------------------------------------------------------------------


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                                          Shares        Value
--------------------------------------------------------------------------------

Electronics - Semiconductors -- 2.6%
--------------------------------------------------------------------------------
Altera Corp.(1)                                    3,600        $      219,150
Analog Devices, Inc.(1)                        1,630,000            51,141,250
Burr-Brown Corp.(1)                              600,000            14,062,500
Intel Corp.                                      857,173           101,628,573
KLA-Tencor Corp.(1)                               36,000             1,561,500
Lam Research Corp.(1)                            106,000             1,888,125
Level One Communications, Inc.(1)                 31,129             1,105,080
Linear Technologies Corp.                         66,000             5,911,125
Maxim Integrated Products Co.(1)(2)               20,664               895,311
Maxim Intergrated Products Co.(1)                 40,000             1,747,500
Motorola, Inc.                                   137,188             8,377,042
National Semiconductor Corp.(1)                   79,368             1,071,468
Smart Modular Technologies, Inc.(1)               60,000             1,665,000
Speedfam International, Inc.(1)                  221,000             3,784,625
Texas Instruments, Inc.                          337,948            28,915,676
Ultratech Stepper, Inc.(1)                       245,129             3,922,064
Uniphase Corp.(1)(2)                              25,932             1,798,433
--------------------------------------------------------------------------------
                                                                $  229,694,422
--------------------------------------------------------------------------------

Engineering and Construction -- 0.1%
--------------------------------------------------------------------------------
Jacobs Engineering Group, Inc.(1)                162,455        $    6,620,041
--------------------------------------------------------------------------------
                                                                $    6,620,041
--------------------------------------------------------------------------------

Entertainment -- 0.6%
--------------------------------------------------------------------------------
Callaway Golf Co.(2)                              35,715        $      365,932
Disney (Walt) Co.                                 79,800             2,394,000
Fox Entertainment Group, Inc.(1)                 275,500             6,939,156
Mattel, Inc.                                      20,995               478,948
Time Warner Inc.(2)                               62,418             3,866,069
Time Warner Inc.                                 501,368            31,116,152
Viacom, Inc., Class A(1)                          10,727               789,105
Viacom, Inc., Class B(1)                          80,105             5,927,770
Westwood One(1)(2)                                61,200             1,860,782
--------------------------------------------------------------------------------
                                                                $   53,737,914
--------------------------------------------------------------------------------

Environmental Services -- 0.7%
--------------------------------------------------------------------------------
Allied Waste Industries, Inc.(1)                 375,000        $    8,859,375
Browning-Ferris Industries, Inc.                 423,906            12,054,827
Eastern Environmental Services(1)                 83,552             2,475,228
U.S. Filter Corp.(1)                             160,412             3,669,425
Waste Management, Inc.                           741,981            34,594,864
--------------------------------------------------------------------------------
                                                                $   61,653,719
--------------------------------------------------------------------------------

Financial Services - Miscellaneous -- 3.4%
--------------------------------------------------------------------------------
American Express Co.                             616,648        $   63,052,257
Associates First Capital Corp.                   600,000            25,425,000
Capital One Financial Corp.                       73,411             8,442,265
Citigroup                                      1,395,960            69,100,019
Fannie Mae                                       940,805            69,619,569
FirstPlus Financial Group, Inc.(1)               120,000               330,000
Freddie Mac                                      352,900            22,739,994
Household International, Inc.                    339,293            13,444,485
Providian Financial Corp.                        266,261            19,969,538
--------------------------------------------------------------------------------
                                                                $  292,123,127
--------------------------------------------------------------------------------

Foods -- 3.4%
--------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                       143,775        $    2,471,133
Bestfoods                                         22,400             1,192,800
Conagra, Inc.                                    326,199            10,275,269
Dean Foods Co.                                   150,944             6,160,402
Flowers Industries, Inc.                         435,781            10,431,508
General Mills, Inc.                               24,850             1,932,088
Keebler Food Products Co.(1)                      40,000             1,505,000
Keebler Food Products Co.(1)(2)                   31,480             1,180,744
Kellogg Co.                                       69,714             2,378,990
McCormick & Co., Inc.                            623,058            21,067,149
Nabisco Holdings Corp., Class A                  100,000             4,150,000
Pioneer Hi-Bred International, Inc.              952,171            25,708,617
Quaker Oats Co. (The)                             39,942             2,376,549
Ralston Purina Group                              74,659             2,417,085
Riviana Foods, Inc.                              150,000             3,703,125
Riviana Foods, Inc.(2)                           100,000             2,465,664
Sara Lee Corp.                                 1,155,944            32,583,172
Tyson Food, Inc.                                 870,276            18,493,365
Unilever ADR                                   1,652,000           137,012,749
Wrigley (Wm.) Jr. Co.                            113,180            10,136,684
--------------------------------------------------------------------------------
                                                                $  297,642,093
--------------------------------------------------------------------------------


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                                       Shares           Value
--------------------------------------------------------------------------------

Furniture and Appliances -- 0.5%
--------------------------------------------------------------------------------
HON Industries, Inc.                           1,135,488        $   27,180,744
HON Industries, Inc.(2)                          134,930             3,228,810
Leggett & Platt, Inc.                            298,328             6,563,216
Miller (Herman), Inc.                            120,000             3,225,000
--------------------------------------------------------------------------------
                                                                $   40,197,770
--------------------------------------------------------------------------------

Health Services -- 0.7%
--------------------------------------------------------------------------------
Aetna, Inc.                                       59,821        $    4,703,426
Beverly Enterprises, Inc.(1)                     357,143             2,410,715
Concentra Managed Care, Inc.(1)                  410,257             4,384,622
FPA Medical Management, Inc.(1)(3)               315,000                 3,150
Genesis Health Ventures, Inc.(1)                   4,000                35,000
Health Management Associates, Inc., Class A(1)   361,170             7,810,301
HealthSouth Corp.(1)                             146,000             2,253,875
Integrated Health Services, Inc.                  50,000               706,250
Magellan Health Services, Inc.(1)                 50,000               418,750
MedPartners, Inc.(1)                              17,696                92,904
Omnicare, Inc.                                    25,650               891,338
Orthodontic Centers of America, Inc.(1)          100,000             1,943,750
Pacificare Health Systems, Inc., Class B(1)       19,500             1,550,250
PhyCor, Inc.(1)                                  312,500             2,128,906
Quest Diagnostics, Inc.(1)                        15,625               278,320
Quorum Health Group, Inc.(1)                      55,733               721,046
Renal Care Group, Inc.(1)                        175,282             5,050,313
Renal Care Group, Inc.(1)(2)                     196,225             5,646,195
Response Oncology, Inc.(1)                        44,761               181,842
Sunrise Assisted Living, Inc.(1)                 210,000            10,893,750
Sunrise Assisted Living, Inc.(1)(2)              140,000             7,259,232
United HealthCare Corp.                           20,000               861,250
Vencor, Inc.(1)                                   25,600               115,200
--------------------------------------------------------------------------------
                                                                $   60,340,385
--------------------------------------------------------------------------------

Household Products -- 2.7%
--------------------------------------------------------------------------------
Avon Products, Inc.                                8,700        $      384,975
Blyth Industries, Inc.(1)                        522,000            16,312,500
Blyth Industries, Inc.(1)(2)                      40,000             1,249,583
Blyth Industries, Inc.(1)(2)                      20,000               624,167
Colgate-Palmolive Co.                             54,337             5,046,549
Fortune Brands, Inc.                              67,500             2,134,688
Gillette Co.                                   2,632,556           127,185,361
Helen of Troy Ltd.(1)                             65,000               954,688
Kimberly-Clark Corp.                             551,168            30,038,656
Procter & Gamble Co.                             410,462            37,480,311
Rubbermaid, Inc.                                 463,920            14,584,485
--------------------------------------------------------------------------------
                                                                $  235,995,963
--------------------------------------------------------------------------------

Industrial Equipment -- 0.7%
--------------------------------------------------------------------------------
Dover Corp.                                      355,445        $   13,018,173
DT Industries, Inc.                               37,728               594,216
Federal Signal Corp.                             283,471             7,760,019
Illinois Tool Works, Inc.                        169,010             9,802,580
Parker-Hannifin Corp.                            150,898             4,941,910
Regal Beloit Corp.                               265,000             6,095,000
Tecumseh Products Co., Class A                   156,420             7,293,083
Tyco International Ltd.                           98,730             7,447,944
--------------------------------------------------------------------------------
                                                                $   56,952,925
--------------------------------------------------------------------------------

Information Services -- 4.7%
--------------------------------------------------------------------------------
Acxiom Corp.(1)                                  407,088        $   12,619,728
America Online, Inc.(1)                           21,600             3,456,000
At Home Corp., Series A(1)(2)                     20,291             1,478,584
At Home Corp., Series A(1)(2)                    100,000             7,373,953
Automatic Data Processing, Inc.                1,856,243           148,847,485
Aztec Technology Partners(1)                     119,262               432,324
Bell and Howell Co.(1)                           115,000             4,348,438
BISYS Group, Inc. (The)(1)                        53,873             2,781,194
Ceridian Corp.(1)                                 90,500             6,318,031
Computer Sciences Corp.                          650,202            41,897,391
DST Systems, Inc.(1)(2)                           93,000             5,302,390
Dun and Bradstreet Corp. (The)                    40,768             1,286,740
Electronic Data Systems Corp.                    155,000             7,788,750
Equifax, Inc.                                     40,000             1,367,500
First Data Corp.                                 282,761             8,959,989
HBO and Co.                                       27,599               791,746
IDX Systems Corp.(1)(2)                           35,000             1,538,717
IDX Systems Corp.(1)(2)                           25,000             1,096,572
IMS Health, Inc.                                 249,006            18,784,390
Lason, Inc.(1)(2)                                165,000             9,597,737
Lason, Inc.(1)(2)                                190,000            11,040,884
National Data Corp.                               81,333             3,959,900
Nielsen Media Research                            83,002             1,494,036
Nova Corp.(1)                                     75,758             2,627,856
Paychex, Inc.                                     87,976             4,525,266


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                                          Shares        Value
--------------------------------------------------------------------------------

Information Services (continued)
--------------------------------------------------------------------------------
Reuters Holdings PLC ADR                         273,945        $   17,361,264
Reynolds & Reynolds, Inc., Class A               235,989             5,412,998
Saville Systems PLC ADR(1)                       320,000             6,080,000
Saville Systems PLC ADR(1)(2)                     99,197             1,882,387
Saville Systems PLC ADR(1)(2)                        297                 5,635
SunGard Data Systems, Inc.(1)                  1,732,319            68,751,409
--------------------------------------------------------------------------------
                                                                $  409,209,294
--------------------------------------------------------------------------------

Insurance -- 6.6%
--------------------------------------------------------------------------------
20th Century Industries                           70,700        $    1,639,356
Aegon, N.V. ADR                                   96,504            11,797,614
Allmerica Financial Corp.                          1,500                86,813
Allstate Corp. (The)                             170,416             6,582,318
American General Corp.                            91,153             7,109,934
American International Group, Inc.               427,911            41,346,901
AON Corp.                                         78,949             4,371,801
Berkshire Hathaway, Inc., Class A(1)                  80             5,600,000
Berkshire Hathaway, Inc., Class B(1)              38,078            89,482,900
Chubb Corp.                                      101,050             6,555,619
Conseco, Inc.(2)                                 100,000             3,052,175
Delphi Financial Group, Inc.(1)                   40,800             2,139,450
Gallagher (A.J.) and Co.                          35,000             1,544,375
HSB Group, Inc.                                   75,000             3,079,688
Jefferson-Pilot Corp.                             38,267             2,870,025
Kansas City Life Insurance Co.                    35,400             2,893,950
Lab Holdings, Inc.                                35,960               629,300
Marsh & McLennan Cos., Inc.                    2,138,866           124,989,981
Mercury General Corp.                              2,000                87,625
Mutual Risk Management Ltd.                    1,043,500            40,826,938
Progressive Corp.                                190,000            32,181,250
Protective Life Corp.                             64,346             2,561,775
Safeco Corp.                                      12,122               520,488
St. Paul Cos., Inc. (The)                        275,532             9,574,737
SunAmerica, Inc.                               1,810,644           146,888,494
Torchmark Corp.                                  222,850             7,869,391
Transamerica Corp.                                52,304             6,041,112
UICI(1)                                           57,257             1,402,797
UICI(1)                                          180,000             4,410,000
UNUM Corp.                                       152,200             8,884,675
--------------------------------------------------------------------------------
                                                                $  577,021,482
--------------------------------------------------------------------------------

Investment Services -- 0.7%
--------------------------------------------------------------------------------
E*Trade Group, Inc.(1)(2)                        100,000        $    4,634,268
Merrill Lynch & Co., Inc.                        349,756            23,346,213
Morgan Stanley Dean Witter & Co.                 300,431            21,330,601
Morgan Stanley Dean Witter & Co.(2)               52,000             3,687,385
Price (T. Rowe) Associates, Inc.                  86,716             2,970,023
Schwab (Charles) and Co., Inc.                    66,750             3,750,516
Waddell & Reed Financial, Inc., Class A           12,680               300,358
Waddell & Reed Financial, Inc., Class B           54,575             1,268,869
--------------------------------------------------------------------------------
                                                                $   61,288,233
--------------------------------------------------------------------------------

Lodging and Gaming -- 0.2%
--------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.(2)                  500,000        $   18,433,400
Sunterra Corp.(1)(2)                              50,000               749,188
--------------------------------------------------------------------------------
                                                                $   19,182,588
--------------------------------------------------------------------------------

Medical Products -- 5.8%
--------------------------------------------------------------------------------
Allegiance Corp.                                  45,322        $    2,113,138
Ballard Medical Products                         519,966            12,641,673
Bausch & Lomb, Inc.                              115,804             6,948,240
Baxter International, Inc.                     1,266,028            81,421,425
Becton, Dickinson and Co.                          7,265               310,125
Becton, Dickinson and Co.(2)                      28,980             1,236,589
Boston Scientific Corp.(1)                     1,979,700            53,080,706
Dentsply International, Inc.                      42,000             1,081,500
ESC Medical Systems Ltd.(1)                       30,000               315,000
ESC Medical Systems Ltd.(1)(2)                   150,000             1,571,063
Guidant Corp.                                    100,000            11,025,000
Heartport, Inc.(1)                                41,026               241,028
Hillenbrand Industries, Inc.                     647,898            36,849,199
Johnson & Johnson Co.                          1,575,542           132,148,584
Medtronics, Inc.                               1,086,048            80,639,063
Schein (Henry) Corp.(1)(2)                       271,494            12,100,759
Schein (Henry), Corp.(1)                         555,700            24,867,575
Schein (Henry), Corp.(1)(2)                       17,000               759,799
Schein (Henry), Corp.(1)(2)                      281,000            12,557,984
Sofamor Danek Group, Inc.(1)                     223,000            27,150,250
St. Jude Medical, Inc.(1)                         42,144             1,166,862
Steris Corp.(1)                                   78,394             2,229,329
--------------------------------------------------------------------------------
                                                                $  502,454,891
--------------------------------------------------------------------------------


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                                          Shares        Value
--------------------------------------------------------------------------------

Metals - Gold -- 0.0%
--------------------------------------------------------------------------------
Freeport-McMoran Copper & Gold, Inc.               6,000        $       62,625
--------------------------------------------------------------------------------
                                                                $       62,625
--------------------------------------------------------------------------------

Metals - Industrial -- 0.0%
--------------------------------------------------------------------------------
Cyprus Amax Minerals Co.                          20,950        $      209,500
Nucor Corp.(2)                                    22,648               979,199
--------------------------------------------------------------------------------
                                                                $    1,188,699
--------------------------------------------------------------------------------

Minerals and Fertilizer -- 0.0%
--------------------------------------------------------------------------------
Mississippi Chemical Corp.                       272,180        $    3,810,520
--------------------------------------------------------------------------------
                                                                $    3,810,520
--------------------------------------------------------------------------------

Natural Gas Distribution -- 0.1%
--------------------------------------------------------------------------------
Columbia Energy Group                                  1        $           29
Dynegy, Inc.                                     290,000             3,171,875
KN Energy, Inc.                                   20,000               727,500
National Fuel Gas Co.                              2,000                90,375
Sonat, Inc.                                      107,200             2,901,100
--------------------------------------------------------------------------------
                                                                $    6,890,879
--------------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 1.1%
--------------------------------------------------------------------------------
Baker Hughes, Inc.                               739,234        $   13,075,201
Core Laboratories(1)(2)                          560,000            10,668,767
Halliburton Co.                                1,501,550            44,483,419
National-Oilwell, Inc.(1)                         50,000               559,375
National-Oilwell, Inc.(1)(2)                     416,400             4,652,264
Newpark Resources, Inc.(1)                       110,000               749,375
Noble Drilling, Inc.(1)                          170,000             2,199,375
Patterson Energy, Inc.(1)                        200,000               812,500
Schlumberger Ltd.                                367,470            16,949,554
Syntroleum Corp.(1)                                2,735                16,923
Weatherford International(1)                      56,750             1,099,531
--------------------------------------------------------------------------------
                                                                $   95,266,284
--------------------------------------------------------------------------------

Oil and Gas - Exploration
and Production -- 1.0%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                       2,204,000        $   68,048,499
Apache Corp.                                     127,003             3,214,763
Burlington Resources, Inc.                       119,335             4,273,685
El Paso Energy Corp.                              45,000             1,566,563
Oryx Energy Co.(1)                               369,103             4,959,822
Triton Energy, Ltd.(1)                               700                 5,556
Union Pacific Resources Group, Inc.               79,795               723,142
USX-Marathon Group                                50,005             1,506,401
--------------------------------------------------------------------------------
                                                                $   84,298,431
--------------------------------------------------------------------------------

Oil and Gas - Integrated -- 1.2%
--------------------------------------------------------------------------------
Amoco Corp.                                      299,345        $   17,661,355
Atlantic Richfield Co.                            41,766             2,725,232
British Petroleum Co. PLC ADR                        512                48,640
Chevron Corp.                                     55,600             4,611,325
Exxon Corp.                                      222,963            16,304,169
Mobil Corp.                                      450,645            39,262,446
Murphy Oil Corp.                                  29,700             1,225,125
Pennzoil-Quaker State Co.                         74,458             1,102,907
Royal Dutch Petroleum Co.                         33,417             1,599,839
Texaco, Inc.                                         700                37,013
Tosco Corp.(2)                                   314,619             8,138,053
Tosco Corp.(2)                                   300,000             7,738,307
--------------------------------------------------------------------------------
                                                                $  100,454,411
--------------------------------------------------------------------------------

Paper and Forest Products -- 0.6%
--------------------------------------------------------------------------------
Caraustar Industries, Inc.                       224,961        $    6,425,449
Champion International Corp.                      20,203               818,222
Fort James Corp.                                  56,401             2,256,040
Georgia-Pacific Corp. - G-P Group                305,098            17,867,302
Georgia-Pacific Corp. - G-P Group(2)              14,133               826,974
Georgia-Pacific Corp. - Timber Group             305,098             7,265,146
Louisiana Pacific Corp.                           55,364             1,013,853
Mead Corporation (The)                            38,768             1,136,387
Union Camp Corp.                                  80,309             5,420,858
Weyerhaeuser Co.                                 101,205             5,142,479
Willamette Industries, Inc.                       53,000             1,775,500
--------------------------------------------------------------------------------
                                                                $   49,948,210
--------------------------------------------------------------------------------

Photography -- 0.1%
--------------------------------------------------------------------------------
Eastman Kodak Co.                                 64,225        $    4,624,200
--------------------------------------------------------------------------------
                                                                $    4,624,200
--------------------------------------------------------------------------------


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                                      Shares            Value
--------------------------------------------------------------------------------

Printing and Business Products -- 0.7%
--------------------------------------------------------------------------------
American Business Products, Inc.                 261,355        $    6,141,843
Avery Dennison Corp.                             803,004            36,185,368
Bowne & Co., Inc.                                172,640             3,085,940
Consolidated Graphics, Inc.(1)                    35,064             2,369,012
Consolidated Graphics, Inc.(1)(2)                 35,151             2,367,488
Consolidated Graphics, Inc.(1)(2)                 35,977             2,424,571
Corporate Express, Inc.(1)                        92,486               479,771
Danka Business Systems, PLC ADR                    1,000                 4,188
Deluxe Corp.                                      80,675             2,949,680
Donnelley (R.R.) & Sons Co.                       32,896             1,441,256
Harland (John H.) Co.                             51,540               814,976
Ikon Office Solutions, Inc.                      115,500               988,969
Workflow Management, Inc.(1)                      79,508               526,740
--------------------------------------------------------------------------------
                                                                $   59,779,802
--------------------------------------------------------------------------------

Publishing -- 1.2%
--------------------------------------------------------------------------------
Belo (A.H.) Corp.                                110,220        $    2,197,511
Dow Jones & Co., Inc.                            376,300            18,109,438
Gannett Co., Inc.                                280,900            18,118,050
Houghton Mifflin Co.                              97,400             4,602,150
McGraw-Hill Companies, Inc. (The)                455,608            46,415,065
Meredith Corp.                                   190,000             7,196,250
The MacClatchy Co., Class A                       48,066             1,700,335
Times Mirror Co., Class A                        151,670             8,493,520
--------------------------------------------------------------------------------
                                                                $  106,832,319
--------------------------------------------------------------------------------

Real Estate -- 0.5%
--------------------------------------------------------------------------------
Avalonbay Communities, Inc.                       55,000        $    1,883,750
Catellus Development Corp.(1)                    290,000             4,150,625
Equity Office Properties Trust                     2,812                67,488
Grubb and Ellis Co.(1)(2)                        100,000               805,242
LaSalle Partners, Inc.(1)(2)                     213,193             6,273,777
Patriot America Hospitality, Inc.                132,212               793,272
Redwood Trust, Inc.                               71,710             1,003,940
Rouse Co. (The)                                  127,700             3,511,750
Trammell Crow Co.(1)(2)                          876,098            24,500,081
Ventas, Inc.(1)                                   25,600               312,000
--------------------------------------------------------------------------------
                                                                $   43,301,925
--------------------------------------------------------------------------------

Restaurants -- 1.1%
--------------------------------------------------------------------------------
Bob Evans Farms, Inc.                             48,193        $    1,256,030
Boston Chicken, Inc.(1)(3)                        38,500                   385
Brinker International, Inc.(1)                   435,034            12,561,607
CKE Restaurants, Inc.(2)                         110,000             3,237,046
CKE Restaurants, Inc.(2)                          11,000               323,381
Lone Star Steakhouse and Saloon, Inc.(1)         145,981             1,341,200
Lone Star Steakhouse and Saloon, Inc.(1)(2)      200,000             1,835,203
McDonald's Corp.                                 270,607            20,735,261
Outback Steakhouse, Inc.(1)                       77,101             3,074,402
Outback Steakhouse, Inc.(1)(2)                   130,181             5,184,479
Outback Steakhouse, Inc.(1)(2)                   250,000             9,955,458
Papa John's International, Inc.(1)                25,807             1,138,734
Papa John's International, Inc.(1)(2)             51,744             2,280,350
Sonic Corp.(1)(2)                                 47,338             1,176,061
Starbucks Corp.(1)                               342,000            19,194,750
Tricon Global Restaurants, Inc.(1)               175,767             8,810,321
--------------------------------------------------------------------------------
                                                                $   92,104,668
--------------------------------------------------------------------------------

Retail - Food and Drug -- 4.6%
--------------------------------------------------------------------------------
Albertson's, Inc.                              2,340,219        $  149,042,697
Albertson's, Inc.(2)                              10,000               634,890
CVS Corp.                                      2,176,571           119,711,404
General Nutrition Companies, Inc.(1)              44,460               722,475
Hannaford Brothers Co.                            30,849             1,634,997
Kroger Co. (The)(1)                               22,800             1,379,400
Rite Aid Corp.                                     6,000               297,375
Safeway, Inc.(1)                               1,777,501           108,316,466
Walgreen Co.                                      13,750               805,234
Whole Foods Market, Inc.(1)                       90,000             4,353,750
Winn-Dixie Stores, Inc.                          320,221            14,369,917
--------------------------------------------------------------------------------
                                                                $  401,268,605
--------------------------------------------------------------------------------

Retail - General -- 1.8%
--------------------------------------------------------------------------------
99 Cents Only Stores(1)(2)                       428,337        $   21,033,989
Casey's General Stores, Inc.(2)                   75,000               976,529
Department 56, Inc.(1)                           190,000             7,136,875
Department 56, Inc.(1)(2)                         29,404             1,101,045
Dollar General Corp.                              25,625               605,391
Dollar Tree Stores, Inc.(1)                      292,500            12,778,594
Dollar Tree Stores, Inc.(1)(2)                   247,792            10,821,805
Harcourt General, Inc.                           216,416            11,510,626
May Department Stores Co. (The)                  104,258             6,294,577
Nordstrom, Inc.                                   27,610               957,722
Penney (J.C.) Company, Inc.                    1,117,673            52,390,922


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                                          Shares        Value
--------------------------------------------------------------------------------

Retail - General (continued)
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            428,060        $   34,860,136
--------------------------------------------------------------------------------
                                                                $  160,468,211
--------------------------------------------------------------------------------

Retail - Specialty and Apparel -- 2.8%
--------------------------------------------------------------------------------
Abercrombie and Fitch Co., Class A(1)              2,802        $      198,242
Burlington Coat Factory Warehouse Corp.          543,600             8,867,475
Home Depot, Inc. (The)                         2,517,746           154,054,582
Limited, Inc. (The)                              205,000             5,970,625
Lowe's Companies                                  60,000             3,071,250
Office Depot, Inc.(1)                            140,000             5,171,250
OfficeMax, Inc.(1)                               672,867             8,242,621
Pep Boys - Manny, Moe & Jack (The)                35,476               556,530
Pep Boys - Manny, Moe & Jack (The)(2)             62,500               980,142
Pier 1 Imports, Inc.(2)                          150,000             1,451,914
Pier 1 Imports, Inc.(2)                           75,000               725,654
Pier 1 Imports, Inc.(2)                          125,000             1,207,163
Republic Industries, Inc.(1)                   2,719,023            40,105,589
Staples, Inc.(1)                                 150,000             6,553,125
Tandy Corp.                                       60,000             2,471,250
Tiffany and Co.                                   22,000             1,141,250
TJX Companies, Inc. (The)                         50,000             1,450,000
Toys "R" Us, Inc.(1)                              73,255             1,236,178
--------------------------------------------------------------------------------
                                                                $  243,454,840
--------------------------------------------------------------------------------

Specialty Chemicals and Materials -- 1.3%
--------------------------------------------------------------------------------
Corning, Inc.                                    130,000        $    5,850,000
Dexter Corp. (The)                                36,139             1,136,120
Ecolab, Inc.                                   2,063,536            74,674,208
International Flavors & Fragrances, Inc.         148,101             6,544,213
International Specialty Products, Inc.(1)         59,000               800,188
MacDermid, Inc.                                   30,000             1,173,750
Millipore Corp.                                  101,440             2,884,700
Minnesota Mining & Manufacturing Co.              42,731             3,039,242
Morton International, Inc.                        34,000               833,000
Nalco Chemical Co.                               224,852             6,970,412
Pall Corp.                                       216,000             5,467,500
RPM, Inc.                                         70,138             1,122,208
--------------------------------------------------------------------------------
                                                                $  110,495,541
--------------------------------------------------------------------------------

Tobacco -- 0.2%
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                         249,706        $   13,359,271
--------------------------------------------------------------------------------
                                                                $   13,359,271
--------------------------------------------------------------------------------

Transportation -- 0.4%
--------------------------------------------------------------------------------
Arnold Industries, Inc.                          148,543        $    2,395,256
Burlington Northern Santa Fe Corp.               188,799             6,371,966
Coach USA, Inc.(1)                               168,889             5,858,337
Coach USA, Inc.(1)(2)                            185,676             6,438,704
FDX Corp.(1)                                      93,723             8,341,347
Heartland Express, Inc.(1)                       250,000             4,375,000
Union Pacific Corp.                               92,081             4,149,400
--------------------------------------------------------------------------------
                                                                $   37,930,010
--------------------------------------------------------------------------------

Trucks and Parts -- 0.0%
--------------------------------------------------------------------------------
Paccar, Inc.                                      46,602        $    1,916,507
--------------------------------------------------------------------------------
                                                                $    1,916,507
--------------------------------------------------------------------------------

Total Common Stocks
    (identified cost $5,715,068,624)                            $8,246,680,855
--------------------------------------------------------------------------------

Put Options Purchased -- 0.0%

Security                                          Shares        Value
--------------------------------------------------------------------------------

Computers and Business Equipment -- 0.0%
--------------------------------------------------------------------------------
Dell Computer, Expires 1/16/99, Strike
Price 45                                         250,000        $       31,250
Dell Computer, Expires 1/16/99, Strike
Price 50                                         250,000                15,625
Dell Computer, Expires 2/20/99, Strike
Price 50                                         250,000               195,313
Dell Computer, Expires 2/20/99, Strike
Price 55                                         500,000               562,500
--------------------------------------------------------------------------------
                                                                $      804,688
--------------------------------------------------------------------------------

Total Put Options Purchased
    (identified cost $5,771,939)                                $      804,688
--------------------------------------------------------------------------------


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Rights -- 0.0%


Security                                          Shares        Value
--------------------------------------------------------------------------------

Oil and Gas - Exploration
and Production -- 0.0%
--------------------------------------------------------------------------------
Triton Energy, Ltd.(1)                                51        $            0
--------------------------------------------------------------------------------
                                                                $            0
--------------------------------------------------------------------------------
Total Rights
    (identified cost $0)                                        $            0
--------------------------------------------------------------------------------
Convertible Preferred Stocks -- 0.4%


Security                                          Shares        Value
--------------------------------------------------------------------------------
Entertainment -- 0.4%
--------------------------------------------------------------------------------
Time Warner Inc., Series J(3)                    100,187        $   26,526,391
Time Warner Inc., Series J(2)(3)                  21,410             5,657,362
--------------------------------------------------------------------------------
                                                                $   32,183,753
--------------------------------------------------------------------------------

Financial - Miscellaneous -- 0.0%
--------------------------------------------------------------------------------
American General Corp., Series D                  21,474        $    1,406,547
--------------------------------------------------------------------------------
                                                                $    1,406,547
--------------------------------------------------------------------------------

Insurance -- 0.0%
--------------------------------------------------------------------------------
Aetna, Inc., Series C                                449        $       34,152
--------------------------------------------------------------------------------
                                                                $       34,152
--------------------------------------------------------------------------------

Total Convertible Preferred Stocks
    (identified cost $14,428,021)                               $   33,624,452
--------------------------------------------------------------------------------

Commercial Paper -- 4.3%
--------------------------------------------------------------------------------

Short-Term Investments -- 0.7%

                                          Face Amount
Name of Company                           (000's omitted)       Value
--------------------------------------------------------------------------------
American Express Credit Corp.,
6.00%, 1/8/99                                 $   76,827        $   76,737,368
Associates Corp. of North America,
5.25%, 1/4/99                                     37,141            37,124,751
Corporate Receivables Corp.,
5.50%, 1/8/99                                     30,000            29,967,917
Ford Motor Credit Co., 5.53%, 1/8/99              77,696            77,612,455
General Electric Capital Co., 5.50%, 1/4/99       56,607            56,581,055
Prudential Funding Corp., 5.80%, 1/8/99           95,000            94,892,861
--------------------------------------------------------------------------------

Total Commercial Paper
    (identified cost $372,916,407)                              $  372,916,407
--------------------------------------------------------------------------------

                                          Face Amount
Name of Company                           (000's omitted)       Value
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
4.50%, 1/4/99                                 $   59,313        $   59,290,758
--------------------------------------------------------------------------------

Total Short-Term Investments
    (identified cost $59,290,758)                               $   59,290,758
--------------------------------------------------------------------------------

Total Investments -- 100.1%
    (identified cost $6,167,475,749)                            $8,713,317,160
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- (0.1)%                        $   (8,457,825)
--------------------------------------------------------------------------------

Net Assets -- 100.0%                                            $8,704,859,335
--------------------------------------------------------------------------------

ADR-American Depositary Receipt

(1)  Non-income producing security.
(2) Security restricted from resale for a period not exceeding one year. At December 31, 1998, the value of these securities totaled $565,804,292 or 6.5% of net assets.
(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 1998
Assets
----------------------------------------------------------------------------------------
Investments, at value
     (identified cost $6,167,475,749)                                 $   8,713,317,160
Cash                                                                            208,496
Receivable for investments sold                                                  31,917
Dividends receivable                                                          6,284,080
Tax reclaim receivable                                                          123,448
Other assets                                                                    388,094
Deferred organization expenses                                                    4,165
----------------------------------------------------------------------------------------
Total assets                                                          $   8,720,357,360
----------------------------------------------------------------------------------------


Liabilities
----------------------------------------------------------------------------------------
Payable for investments purchased                                     $      15,294,800
Payable to affiliate for Trustees' fees                                           6,091
Other accrued expenses                                                          197,134
----------------------------------------------------------------------------------------
Total liabilities                                                     $      15,498,025
----------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio             $   8,704,859,335
----------------------------------------------------------------------------------------


Sources of Net Assets
----------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals               $   6,159,017,924
Net unrealized appreciation (computed on the basis of
     identified cost)                                                     2,545,841,411
----------------------------------------------------------------------------------------
Total                                                                 $   8,704,859,335
----------------------------------------------------------------------------------------

Statement of Operations

                                           Period Ended                Year Ended
Investment Income                          December 31, 1998(1)        October 31, 1998
----------------------------------------------------------------------------------------
Dividends (net of foreign taxes,
     $151,392 and
     $555,644, respectively)                 $    12,251,934            $    54,405,581
Interest                                           3,422,672                 11,564,060
----------------------------------------------------------------------------------------
Total investment income                      $    15,674,606            $    65,969,641
----------------------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------------------
Investment adviser fee                       $     6,020,740            $    24,370,514
Trustees fees and expenses                             5,901                     30,273
Custodian fee                                        166,036                    729,631
Legal and accounting services                         70,710                    129,922
Amortization of organization                             363                      2,176
     expenses
Miscellaneous                                          6,208                    384,423
----------------------------------------------------------------------------------------
Total expenses                               $     6,269,958            $    25,646,939
----------------------------------------------------------------------------------------

Net investment income                        $     9,404,648            $    40,322,702
----------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------------
Net realized gain (loss) --
     Investments (identified cost
         basis)                              $    21,475,026            $   (88,268,073)
----------------------------------------------------------------------------------------
Net realized gain (loss)                     $    21,475,026            $   (88,268,073)
----------------------------------------------------------------------------------------
Change in unrealized
     appreciation (depreciation) --
     Investments (identified cost
         basis)                              $   950,828,792            $   540,179,532
----------------------------------------------------------------------------------------
Net change in unrealized
     appreciation (depreciation)             $   950,828,792            $   540,179,532
----------------------------------------------------------------------------------------

Net realized and unrealized gain             $   972,303,818            $   451,911,459
----------------------------------------------------------------------------------------

Net increase in net assets
     from operations                         $   981,708,466            $   492,234,161
----------------------------------------------------------------------------------------

(1) For the two-month period ended December 31, 1998.

                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

                                                             Period Ended              Year Ended                Year Ended
Increase (Decrease) in Net Assets                            December 31, 1998(1)      October 31, 1998          October 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
From operations--
     Net investment income                                   $       9,404,648         $     40,322,702          $     14,399,615
     Net realized gain (loss)                                       21,475,026              (88,268,073)               52,637,579
     Net change in unrealized appreciation (depreciation)          950,828,792              540,179,532               375,109,348
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   $     981,708,466         $    492,234,161          $    442,146,542
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
     Contributions                                           $     858,758,546         $  4,084,235,841          $  1,907,707,281
     Withdrawals                                                  (121,286,161)            (462,237,336)             (415,207,575)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital transactions         $     737,472,385         $  3,621,998,505          $  1,492,499,706
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets                                   $   1,719,180,851         $  4,114,232,666          $  1,934,646,248
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                       $   6,985,678,484         $  2,871,445,818          $    936,799,570
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                             $   8,704,859,335         $  6,985,678,484          $  2,871,445,818
------------------------------------------------------------------------------------------------------------------------------------

(1) For the two-month period ended December 31, 1998.

                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                               Year Ended October 31,
                                                               Period Ended      ---------------------------------------------------
                                                          December 31, 1998(1)        1998             1997              1996(2)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                               0.48%(3)           0.50%            0.56%          0.66%(3)
Net investment income                                                  0.72%(3)           0.78%            0.81%          0.91%(3)
Portfolio Turnover                                                        3%                12%              14%             6%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                        $8,704,859         $6,985,678       $2,871,446       $936,800
------------------------------------------------------------------------------------------------------------------------------------

(1)  For the two-month period ended December 31, 1998.
(2) For the period from the start of business, December 1, 1995, to October 31, 1996.
(3)  Annualized.

                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   ---------------------------------------------------------------------------
   Tax-Managed Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 1, 1995, seeks to provide long-term after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Over-the-counter options are normally valued at the mean between the latest bid and asked price. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Income Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   C Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization, are being amortized on the straight-line basis over five years.

   D Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E Put Options -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   F Securities Sold Short -- The Portfolio may sell securities it does not own in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked to market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss

Tax-Managed Growth Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   on the transaction if the market value of the securities sold increases before the securities are delivered.

   G Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Adviser Fee and Other Transactions with Affiliates
   ---------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research
   (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee of 5/96 of 1% (0.625% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the period ended December 31, 1998, the adviser fee was 0.46% (annualized) of the Portfolio's average net assets. For the year ended October 31, 1998, the adviser fee was 0.47% of the Portfolio's average net assets. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended December 31, 1998 and the year ended October 31, 1998, no significant amounts have been deferred. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

3  Investment Transactions
   ---------------------------------------------------------------------------
   For the two-month period ended December 31, 1998, purchases and sales of investments, other than short-term obligations, aggregated $472,302,414 and $190,511,645, respectively. In addition, investments having an aggregate market value of $24,998,564 at dates of withdrawal were distributed in payment for capital withdrawals resulting in capital gains for book purposes of $629,507. During the period ended December 31, 1998, investors contributed securities with a value of $517,599,932. For the year ended October 31, 1998, purchases and sales of investments, other than short-term obligations, aggregated $2,151,267,687 and $608,237,096, respectively. In addition, investments having an aggregate market value of $136,368,120 at dates of withdrawal were distributed in payment for capital withdrawals resulting in capital gains for book purposes of $125,868,954. During the year ended October 31, 1998, investors contributed securities with a value of $1,855,101,919.

4  Federal Income Tax Basis of Investment
   ---------------------------------------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1998, as computed on a federal income tax basis, are as follows:

   Aggregate cost                                        $3,223,058,075
   ---------------------------------------------------------------------------
   Gross unrealized appreciation                         $5,518,035,727

   Gross unrealized depreciation                            (27,776,642)
   ---------------------------------------------------------------------------

   Net unrealized appreciation                           $5,490,259,085
   ---------------------------------------------------------------------------

5  Financial Instruments
   ---------------------------------------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

Tax-Managed Growth Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   The Portfolio did not have any open obligations under these financial instruments at December 31, 1998.

6  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $130 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the two-month period ended December 31, 1998 nor during the year ended October 31, 1998.

7  Fiscal Year End Change
   ---------------------------------------------------------------------------
   Effective November 1, 1998, the Portfolio changed its fiscal year-end to December 31.

Tax-Managed Growth Portfolio as of December 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and  Investors
of Tax-Managed Growth Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Growth Portfolio (the Portfolio) as of December 31, 1998, the related statements of operations for the two-month period ended December 31, 1998 and for the year ended October 31, 1998, the statements of changes in net assets for the two-month period ended December 31, 1998 and for each of the years in the two-year period ended October 31, 1998, and the supplementary data for the two-months ended December 31, 1998 and for each of the years in the two-year period ended October 31, 1998 and for the period from the start of business, December 1, 1995 to October 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 1998, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.


                                   DELOITTE & TOUCHE LLP
                                   Boston, Massachusetts
                                   February 12, 1999

Eaton Vance Tax-Managed Growth Fund as of December 31, 1998

INVESTMENT MANAGEMENT


Eaton Vance Tax-Managed Growth Fund

Officers

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice-President

Thomas J. Fetter
Vice-President

Robert B. MacIntosh
Vice President

Michael B. Terry
Vice-President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Independent Trustees

Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress & Company

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Emeritus, Harvard University Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Tax-Managed Growth Portfolio

Officers

James B. Hawkes
President and Trustee

Duncan W. Richardson
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Independent Trustees

Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress & Company

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Emeritus, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110


Administrator of Eaton Vance Tax-Managed Growth Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


Transfer and Dividend Disbursing Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



Eaton Vance Tax-Managed Growth Fund
24 Federal Street
Boston, MA 02110





--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

                                                                      TGSRC-2/99

[LOGO OF EATON VANCE         Mutual Funds
 APPEARS HERE]               for People
                             Who Pay
                             Taxes


Annual Report December 31, 1998



                                  EATON VANCE
                                  TAX-MANAGED
                                    GROWTH
                                     FUND